SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  May 14, 2003
                                  ------------


                        LORAL SPACE & COMMUNICATIONS LTD.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

Islands of Bermuda                    1-14180                     13-3867424
------------------                 ------------                ---------------
(State or other                    (Commission                  (IRS Employer
jurisdiction of                    File Number)                Identification
incorporation)                                                     Number)

                         c/o Loral SpaceCom Corporation
                   600 Third Avenue, New York, New York 10016
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (212) 697-1105
                                 --------------

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Item 7. Financial Statements, Pro Forma Financial
        -----------------------------------------
        Information and Exhibits.
        -------------------------

     (c) Exhibits.

Exhibit 99.1  Press Release of Loral Space &
              Communications Ltd. dated May 14, 2003


Item 9. Regulation FD Disclosure
        ------------------------

     The following information, required by Item 12 of Form 8-K (Results of Operations and Financial Condition), is being furnished under Item 9 in accordance with the guidance issued by the Securities and Exchange Commission on March 27, 2003.

     On May 14, 2003, Loral Space & Communications Ltd. reported its financial results for the three months ended March 31, 2003 in the Press Release attached hereto as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Loral Space & Communications Ltd.

                                        By: /s/ Janet Yeung
                                            ------------------------------
                                        Name:  Janet Yeung
                                        Title: Vice President and Assistant
                                               Secretary

Date: June 6, 2003

                                  EXHIBIT INDEX
                                  -------------

Exhibit           Description
-------           -----------

Exhibit 99.1      Press Release of Loral Space &
                  Communications Ltd. dated May 14, 2003